SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): April 5, 2002

                              REPLIGEN CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

          DELAWARE                   000-14656                  04-2729386
(State or Other Jurisdiction of      Commission              (I.R.S. Employer
       Incorporation)                File Number)            Identification No.)

           117 Fourth Avenue,
         Needham, Massachusetts                          02494
(Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (781) 449-9560

                           No change since last report
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

     On April 5, 2002, Repligen Corporation announced that the United States Food and Drug Administration (FDA) has granted approval to market SecreFlo(TM) (synthetic porcine secretin), the first synthetic version of the hormone secretin. SecreFlo(TM) has been approved for stimulation of pancreatic secretions.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Business Acquired: None required.

     (b)  Pro Forma Financial Information: None required.

     (c)  Exhibits:

     Exhibit No.               Description
     -----------               -----------
     99.1                      Press release of the Company dated April 5, 2002.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    REPLIGEN CORPORATION

                                    By: /s/ Walter C. Herlihy
                                    -------------------------
                                    Name:  Walter C. Herlihy
                                    Title: President and Chief Executive Officer


Date: April 9, 2002


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

                                  EXHIBIT INDEX

Exhibit No.             Description
-----------             -----------
99.1                    Press release of the Company dated April 5, 2002.


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